EXHIBIT 32(b)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Acuity Brands, Inc. (the “Corporation”) for the quarter ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Senior Vice President and Chief Financial Officer of the Corporation, certifies that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer
April 5, 2022
[A signed original of this written statement required by Section 906 has been provided to Acuity Brands, Inc., and will be retained by Acuity Brands, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.]